UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 23, 2007

                                   XsunX, Inc.
             (Exact name of registrant as specified in its charter)



   Colorado                          000-29621                84-1384159
  -----------                        ---------                ----------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                           Identification No.)


                  65 Enterprise, Aliso Viejo, California 92656
                  --------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (949) 330-8060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS


Item 1.01 Entry into a Material Definitive Agreement

    As part of a plan for the Company to compensate current members, and attract new members, to its Board of Directors the Company intends to engage in a policy of providing stock option grants for service as a Director. In furtherance of this policy the Company authorized an option grant to Mr. Thomas Anderson in recognition of his services as a member of the XsunX Board of Directors between the periods October 1, 2003 and September 30, 2007. The option also provides for the grant of options for Director service to be rendered between the periods October 1, 2007 and September 30, 2008. The option grant providing for the grant of 1,250,000 Option Shares was authorized on October 23rd 2007 with an exercise price per share of $0.36. The vesting schedule is described below:

The vesting schedule for Mr. Anderson is:

     The Option shall become exercisable in the following amounts upon the delivery and/or achievement by Optionee of the following milestones:

                (a) The Option shall vest and become exercisable in the amount of 1,000,000 shares upon the effective date of the grant for services rendered as a member of the Company Board of Directors from the period beginning October 1, 2003 through September 30, 2007.

                (b) Beginning October 1, 2007 the Option shall vest and become exercisable at the rate of 62,500 Shares upon the anniversary of each calendar quarter of continuous service as a Director, or prorated portion thereof, for services rendered as a member of the Company Board of Directors up to a total of 250,000 shares.


                 SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - none

        B.  Exhibits -  10.1 Stock Option Agreement (Thomas Anderson)


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 29, 2007

                                        XSUNX, INC.


                                        By: /s/ Tom Djokovich
                                            -----------------------------
                                            Tom Djokovich, CEO/President